                                                                    Exhibit 10.4


                                                                  EXECUTION COPY



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                                   DOUBLECLICK INC.





                                  -----------------

                                STOCKHOLDERS AGREEMENT

                                  -----------------



                               Dated as of June 4, 1997


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

                                   DOUBLECLICK INC.
                                Stockholders Agreement
                                    June __, 1997

                                        INDEX
                                                                            Page

1.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -1-
    1.1.  Certain Definitions. . . . . . . . . . . . . . . . . . . . . . . . -1-
    1.2.  Certain Matters of Construction. . . . . . . . . . . . . . . . . . -6-
    1.3.  Cross Reference Table. . . . . . . . . . . . . . . . . . . . . . . -6-

2.  TERMINATION OF PRIOR STOCKHOLDERS AGREEMENT AND REGISTRATION RIGHTS
    AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-

3.  VOTING AGREEMENT; RIGHT TO ACCESS; CERTAIN ACTIVITIES. . . . . . . . . . -7-
    3.1.  Election of Directors. . . . . . . . . . . . . . . . . . . . . . . -7-
    3.2.  Nominating Committee . . . . . . . . . . . . . . . . . . . . . . . -8-
    3.3.  Removal. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
    3.4.  Vacancy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
    3.5.  Voting Rights Upon Certain Liquidation Events. . . . . . . . . . . -8-
    3.6.  Access. etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . -9-
    3.7.  Certain Activities . . . . . . . . . . . . . . . . . . . . . . . . -9-
    3.8.  Voting Rights Upon Certain Liquidation Events. . . . . . . . . . . -9-
    3.9.  Access. etc. . . . . . . . . . . . . . . . . . . . . . . . . . . .-10-
    3.10. Certain Activities . . . . . . . . . . . . . . . . . . . . . . . .-10-
    3.11. Certain Actions of the Board . . . . . . . . . . . . . . . . . . .-12-
    3.12. Changes in Company Strategy. . . . . . . . . . . . . . . . . . . .-12-
    3.13. Qualified Offerings. . . . . . . . . . . . . . . . . . . . . . . .-13-

4.  CERTAIN TRANSFER RIGHTS AND RESTRICTIONS . . . . . . . . . . . . . . . .-13-
    4.1.  Transfers of Management Shares and Group B Shares to Immediate
         Family. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .-13-
    4.2.  Transfer of Management Shares or Group B Shares Upon Death . . . .-13-
    4.3.  Transfer Among Group B Stockholders. . . . . . . . . . . . . . . .-14-
    4.4.  Transfer of Investor Shares. . . . . . . . . . . . . . . . . . . .-14-

5.  OPTIONS TO PURCHASE MANAGEMENT SHARES; GROUP B SHARES. . . . . . . . . .-14-
    5.1.  Call Options . . . . . . . . . . . . . . . . . . . . . . . . . . .-14-
    5.2.  Construction . . . . . . . . . . . . . . . . . . . . . . . . . . .-14-

6.  "TAKE ALONG" RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . .-14-
    6.1.  Procedure. . . . . . . . . . . . . . . . . . . . . . . . . . . . .-15-
    6.2.  Certain Legal Requirements . . . . . . . . . . . . . . . . . . . .-15-
    6.3.  Further Assurances . . . . . . . . . . . . . . . . . . . . . . . .-16-
    6.4.  Cloning. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .-16-

7.  CO-SALE RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .-16-
    7.1.  Tag Along. . . . . . . . . . . . . . . . . . . . . . . . . . . . .-16-
    7.2.  Excluded Transactions. . . . . . . . . . . . . . . . . . . . . . .-18-

8.  CERTAIN ISSUANCES AND TRANSFERS, ETC.. . . . . . . . . . . . . . . . . .-19-

9.  REGISTRATION RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . .-19-
    9.1.  Piggyback Registration Rights. . . . . . . . . . . . . . . . . . .-20-
    9.2.  Demand Registration Rights . . . . . . . . . . . . . . . . . . . .-21-
    9.3.  Obligations of the Company . . . . . . . . . . . . . . . . . . . .-22-
    9.4.  Indemnification and Contribution . . . . . . . . . . . . . . . . .-24-
    9.5.  Selection of Underwriter . . . . . . . . . . . . . . . . . . . . .-26-
    9.6.  Lock-up. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .-26-
    9.7.  Limitations on Other Registration Rights . . . . . . . . . . . . .-27-
    9.8.  Availability of Information. . . . . . . . . . . . . . . . . . . .-27-

10. REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .-27-
    10.1. Generally. . . . . . . . . . . . . . . . . . . . . . . . . . . . .-27-
    10.2. Deposit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .-27-

11. LEGENDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .-28-

12. AMENDMENT, TERMINATION, ETC. . . . . . . . . . . . . . . . . . . . . . .-29-
    12.1. No Oral Modifications. . . . . . . . . . . . . . . . . . . . . . .-29-
    12.2. Written Modifications. . . . . . . . . . . . . . . . . . . . . . .-29-
    12.3. Automatic Partial Termination. . . . . . . . . . . . . . . . . . .-29-

13. MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .-29-
    13.1. Authority: Effect. . . . . . . . . . . . . . . . . . . . . . . . .-29-
    13.2. Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .-30-
    13.3. Binding Effect etc . . . . . . . . . . . . . . . . . . . . . . . .-33-
    13.4. Descriptive Headings . . . . . . . . . . . . . . . . . . . . . . .-33-
    13.5. Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . .-33-
    13.6. Severability . . . . . . . . . . . . . . . . . . . . . . . . . . .-34-
    13.7. Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . .-34-

                                STOCKHOLDERS AGREEMENT

         This Stockholders Agreement (the "Agreement") is made as of
June _ , 1997 by and among (i) DoubleClick Inc., a Delaware corporation (the "Company"), (ii) each of Bain Capital Fund V, L.P., a Delaware limited partnership, Bain Capital Fund V-B, L.P., a Delaware limited partnership, BCIP Associates, a Delaware general partnership, BCIP Trust Associates, L.P., a Delaware limited partnership, Brookside Capital Partners Fund, L.P., a Delaware limited partnership, Greylock Equity Limited Partnership, a Delaware limited partnership, Greylock IX Limited Partnership, a Delaware limited partnership, and ABS Capital Partners II, L.P., a Delaware limited partnership, any person or entity who becomes a "Purchaser" under the Merger Agreement pursuant to Section
1.9 thereof (collectively, the "Initial Investors," and each an "Initial Investor") and each of the other Additional Investors from time to time party hereto, (iii) each Management Stockholder from time to time party hereto, (iv) each of Each Jacobs, Kenyon & Eckhardt, Inc., a Delaware corporation ("Bozell") and each other Group B Stockholder from time to time party hereto and (v) other stockholders from time to time party hereto. The Investors, the Management Stockholders and the Group B Stockholders and such other stockholders are sometimes referred to herein collectively as the "Stockholders -The parties agree as follows:

1.  DEFINITIONS. For purposes of this Agreement:

    1.1. CERTAIN DEFINITIONS. The following terms shall have the following meanings.

         1.1.1. "AFFILIATE" shall mean, with respect to any specified Person, any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the Person specified including effective control by virtue of a contractual relationship such as a management agreement or a stockholder transfer or designation or similar agreement other than a management or similar agreement which does not, alone or together with related agreements, result in control of such Person.

         1.1.2. "AFFILIATED FUND" shall mean any limited partnership or other Person formed for the purpose of investing in other companies or businesses and for which (a) Bain Capital Fund V, L.P., a Delaware limited partnership, Bain Capital Fund V-B, L.P., a Delaware limited partnership, BCIP Associates, a Delaware general partnership, BCIP Trust Associates, L.P., a Delaware limited partnership, Brookside Capital Partners Fund, L.P., a Delaware limited partnership, Greylock Equity Limited Partnership, a Delaware limited partnership, Greylock IX Limited Partnership, a Delaware limited partnership, ABS Capital Partners II, L.P., a Delaware limited partnership, any person or entity who becomes a '"Purchaser" under the Merger Agreement pursuant to Section 1.9 thereof, or any "Affiliate" of any of them, acts as a general partner or otherwise has the right to direct the voting of shares of corporations in which such limited partnership or other Person invests or (b) Bain Capital, Inc., Greylock Management Corporation,

    Capital Partners Management Company, any person or entity who becomes a "Purchaser" under the Merger Agreement pursuant to Section 1.9 thereof, or any of their respective Affiliates provides management services.

         1.1.3.    "BOARD" shall mean the Board of Directors of the Company.

         1.1.4. "CAUSE" shall mean, in the context of termination of the employment of any Management Stockholders, any of the following events or conditions: (i) such person's willful and continued failure to perform substantial duties and responsibilities to the Company which failure causes material injury to the Company (other than any such failure resulting from such person's incapacity due to physical or mental illness or injury and other than any such failure after termination of such person's employment without cause or after such person's resignation) after demand for substantial performance is delivered in writing by the Company that specifically identifies the manner in which the Company believes such person has not substantially performed his or her duties, which demand is not satisfied or failure cured within 14 days after receipt of such written demand, or (ii) such person's conviction of, or plea of nolo contendere to, any felony or any other crime involving willful fraud, dishonesty or moral turpitude which causes criminal or material civil liabilities to the Company or its Subsidiaries.

         1.1.5. "COMMON STOCK" shall mean the Company's Common Stock, $.001 par value per share.

         1.1.6. "COST" shall mean, in the context of the Cost of securities subject to the provisions of Section 5, (i) in the case of Shares, the amount (in the form of subscription price or exercise price or otherwise) paid to the Company upon issuance of such Shares; provided, however, that if such Shares were issued in connection with the merger contemplated by the Merger Agreement, "Cost" shall mean the amount (in the form of subscription price or exercise price or otherwise) paid to the Company upon issuance of the shares of capital stock of the Company that were exchanged in the merger "Pre-Merger Shares") for the Shares and, in the case of the Class B Common Stock and Class C Common Stock, $2.319 in cash per each such Pre-Merger Share, multiplied by 100% if such Pre-Merger Shares were Class A Common Stock, by 27.715414% if such Pre-Merger Shares were Class B Common Stock and by 27.715414% if such Pre-Merger Shares were Class C Common Stock and (ii) in the case of Options, an amount equal to the value of the consideration paid therefor as determined by the Board; in each case adjusted appropriately to take account of any stock splits, stock dividends, conversions or consolidations of stock or substantially similar reorganizations of the Company's capital stock.

         1.1.7. "EFFECTIVE TIME" shall mean the time of the Closing (as defined in the Merger Agreement).

         1.1.8. "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         1.1.9. "FAIR MARKET VALUE" shall mean, as of any date, the fair value of any Share as of the applicable date, as determined pursuant to
    Section 5.3.

         1.1.10. "FULLY DILUTED" shall mean at any time the amount adjusted to reflect all Common Stock outstanding and all Options granted.

         1.1.11. "GROUP B MAJORITY HOLDERS" shall mean, as of any date, the holders of a majority of the Group B Shares outstanding on such date.

         1.1.12. "GROUP B SHARES" shall mean all Shares originally issued to (or issued upon conversion of or otherwise with respect to Shares originally issued to) or held by the Group B Stockholders.

         1.1.13. "GROUP B STOCKHOLDER" shall mean Each or any stockholder of Each who currently holds, or who from time to time acquires, Shares and becomes party to this Agreement by executing and delivering to the Company an instrument in form satisfactory to the Company and the Investors pursuant to which such stockholder agrees to be bound by the terms of this Agreement applicable to Group B Stockholders.

         1.1.14. "INVESTOR" shall mean (i) any Initial Investor and (ii) any Affiliated Fund which, from time to time, acquires Shares and becomes party to this Agreement by executing and delivering to the Company an instrument in form satisfactory to the Company pursuant to which such stockholder agrees to be bound by the terms of this Agreement to the same extent as a Initial Investor.

         1.1.15. "INVESTOR INITIAL SHARES" shall mean all Shares originally issued to the Investors at the Effective Time.

         1.1.16. "INVESTOR MAJORITY HOLDERS" shall mean, as of any date, the holders of a majority of the Investor Shares outstanding on such date.

         1.1.17. "INVESTOR SHARES" shall mean all Shares originally issued to (or issued upon conversion of or otherwise with respect to Shares or Options issued to) or held by the Investors whenever issued.

         1.1.18. "MAJORITY STOCKHOLDERS" shall mean, as a of any date, the holders of a majority of the Shares outstanding on such date.

         1.1.19. "MANAGEMENT HOLDERS" shall mean, as of any date, the holders of a majority of the Management Shares outstanding on such date.

         1.1.20. "MANAGEMENT SHARES" shall mean all Shares originally issued to (or issued upon conversion of or otherwise with respect to Shares originally issued to) or held by the Management Stockholders, whenever issued, including without limitation all Shares issued pursuant to the exercise of any Options, whenever issued; it being understood that Management Shares shall include any shares held by Members of the Immediate Family of Kevin O'Connor on the date hereof.

         1.1.21. "MANAGEMENT STOCKHOLDER" shall mean any officer or employee of the Company or any of its subsidiaries who currently holds, or who from time to time acquires, Shares or Options and becomes party to this Agreement by executing and delivering to the Company an instrument in form satisfactory to the Company and the Investors pursuant to which such stockholder agrees to be bound by the terms of this Agreement applicable to Management STOCKHOLDERS

         1.1.22. "MEMBERS OF THE IMMEDIATE FAMILY" shall mean, with respect to any individual, each spouse, parent, brother' sister or child of such individual, each spouse of any such Person, each child of any of the aforementioned Persons, each trust or family partnership created solely for the benefit of one or more of the aforementioned Persons and each custodian or guardian of any property of one or more of the aforementioned Persons in his capacity as such custodian or guardian.

         1.1.23. "MERGER "AGREEMENT" shall mean the Agreement and Plan of Merger dated as of May 14, 1997 by and among the Company, DoubleClick Acquisition Corp., a Delaware corporation, and certain other parties thereto.

         1.1.24. "OPTIONS" shall mean any options, warrants or similar rights to subscribe for, purchase or otherwise acquire Shares, including, without limitation, any and all options issued pursuant to the Company's 1996 Stock Option Plan or any similar plan.

         1.1.25. "PERMITTED TRANSFEREE" shall mean as to each Management Share and Group B Share, a transferee of such Management Share or Group B Share in compliance with Section 4.1, 4.2 or 4.3. Members of the Immediate Family of Kevin O'Connor who hold Shares on the date hereof shall be deemed Permitted Transferees of Kevin O'Connor with respect to such Shares.

         1.1.26. "PERSON" shall mean any individual, partnership, corporation, company, association, trust, joint venture, unincorporated organization or other entity, or any government, department or agency or political subdivision thereof.

         1.1.27. "PREFERRED STOCK" shall mean the Company's Convertible Preferred Stock, $.001 par value per share.

         1.1.28. "PUBLIC EVENT" shall mean any transaction or other event (including, without limitation, a merger with a public company) after or in connection with which shares of common stock of the Company or any successor are registered under the Securities Act or listed on a "national securities exchanger as defined in the Exchange Act or the subject of price quotation through the Nasdaq National Market.

         1.1.29. "PUBLIC OFFERING" shall mean the closing of an offering of Shares of the Company registered under the Securities Act.

         1.1.30. "QUALIFIED PUBLIC OFFERING" shall mean the closing of a Public Offering meeting the following conditions: (i) the aggregate net proceeds of the sale of Shares in such Public Offering by the Company and any stockholder of the Company equals or exceeds $20,000,000; (ii) such Public Offering is subject to a firm commitment underwriting conducted by a nationally recognize underwriter selected by the Board and reasonably acceptable to the Investors; and (iii) the price to the public per Share multiplied by the number of Shares outstanding on an as-converted and Fully Diluted basis (before giving effect to the securities to be issued by the Company in the Public Offering or any related transaction) is at least $100,000,000.

         1.1.31. "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as from time to time in effect.

         1.1.32. "SHARES" shall mean all shares of any class of capital stock of the Company, and all Shares of capital stock issued with respect to, in exchange for or upon conversion of any such shares.

         1.1.33. "TRANSFER" shall mean to sell, assign, pledge, grant a participation interest in, encumber, or otherwise dispose of any Shares to any other Person whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process (including, without limitation, divorce decree) or otherwise.

         1.1.34. "UNDERLYING SHARES" shall mean the (i) Shares issuable upon exercise of any Option, (ii) without duplication, any Shares issued upon the conversion of such Shares referred to in clause (i) above and (iii) any Shares issued or issuable with respect to the securities referred to in clauses (i) or (ii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, any Person who holds Options shall be deemed to be the holder of the Underlying Shares obtainable upon exercise of the Options in connection with the transfer thereof or otherwise regardless of any restriction or limitation on the exercise of the Options. As to any particular Underlying Shares, such shares shall cease to be Underlying Shares when they have been (a) registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act or any similar provision then in force as the requirements of which may be modified by Rule 701 "Rule 144") in each case in compliance with any applicable provisions of this Agreement.

    1.2. CERTAIN MATTERS OF CONSTRUCTION. In addition to the definitions referred to as set forth in Section 1.1:

         (a) The words "hereof", "herein", "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof;

         (b) Definitions shall be equally applicable to both the singular and plural forms of the terms defined; and

         (c) The masculine, feminine and neuter genders shall each include the other.

    1.3. CROSS REFERENCE TABLE. The following terms defined elsewhere in this Agreement in the Sections set forth below shall have the respective meanings therein defined:

         TERM                               DEFINITION

         "Agreement"                        Preamble
         "Bozell"                           Preamble
         "Callable Shares"                  Section 5.1.1
         "Callable Options Options"         Section 5.1.2
         "Call Option"                      Section 5.1
         "Call Stockholder Group"           Section 5.1
         "Come Along Notice"                Section 6.1
         Company                            Preamble
         "Covered Person"                   Section 9.4
         "Fair Market Value"                Section 5.3
         "Group B Director"                 Section 3.1
         "Indemnified Party"                Section 9.4
         "Indemnifying Party"               Section 9.4
         "Initial Investor"                 Preamble
         "Initiating Holders"               Section 9.2
         "Majority Requesting Holders"      Section 9.2
         "Management Directors"             Section 3.1
         "Non-Complying Stockholder"        Section 10.2

         "Outside Directors"                Section 3.1
         "Participating Seller"             Section 6. 1; 7.1
         "Preferred Directors"-             Section 3.1
         "Pre-Merger Shares"                Section 1. 1.8
         "Proposed Buyer"                   Section 6; 7.1
         "Proposed Investor Seller"         Section 6
         "Proposed Seller"                  Section 7.1
         "Public Offering" .                Section 9.1
         "Registrable Investor Securities"  Section 9.2
         "Registrable Securities"           Section 9.2
         "Rule 144"                         Section 1.1.34
         "Sale"                             Section 6; 7.1
         "Sale Percentage"                  Section 6; 7.1
         "Stockholders"                     Preamble
         "Tag Along Notice"                 Section 7.1
         "Tag Along Offerees"               Section 7.1

2. TERMINATION OF PRIOR STOCKHOLDERS AGREEMENT AND REGISTRATION RIGHTS AGREEMENT. By the execution and delivery hereof by certain parties hereto, the Securityholders Agreement dated January 26, 1996 among the Company and the Securityholders (as defined therein), as amended by an Amendment dated as of August 20, 1996, the Registration Rights Agreement dated as of August 27, 1996 between the Company and Each and any agreement to which any Stockholder hereto is a party which provides for the right to register any securities of the Company under the Securities Act and related rights, including without limitation any preemptive rights, are terminated and superseded by this Agreement.

3.  VOTING AGREEMENT; RIGHT TO ACCESS; CERTAIN ACTIVITIES.

    3.1. ELECTION OF DIRECTORS. At each annual meeting of the stockholders of the Company, or at any special meeting of stockholders of the Company at which directors are to be elected, and at any other time at which stockholders of the Company have the right to vote for or give their written consent to the election of directors, each Stockholder agrees (a) to vote its Shares to fix the number of directors at seven and (b) to vote all Shares owned by such Stockholder to elect and maintain in office as directors (i) two individuals who are designated to serve on the Board by the chief executive officer of the Company (the "Management Directors"), provided, however, that if the chief executive officer shall not be a "Management Stockholder after the date of this Agreement, then the Management Director shall be designated by the Management Majority Holders;
(ii) for so long as the Investors hold equity securities of the Company representing at least 20% of all outstanding Common Stock on a Fully Diluted and as-converted basis, two individuals designated to serve on the Board by the Investors (the "Preferred Directors"), or, if the Investors hold equity securities of the Company representing between 10% and 20% of all outstanding Common Stock on a Fully Diluted and as-converted basis, one such Preferred Director; (iii) for so long as the Group B Stockholders collectively hold equity securities of the Company representing at least 10% of all outstanding Common Stock on a Fully Diluted and as-converted basis, one-individual designated to serve on the Board by Each (the "Group B Director"); and (iv) two individuals nominated by the Nominating Committee of the Board (the "Outside Directors"), and approved by a majority of those directors who are not members of the Nominating Committee, such approval not to be unreasonably withheld. For so long as any Investor or Each holds equity securities of the Company and such Investor or Each does not have a representative on the Board, such investor or Each shall have the right to designate a representative to attend all meetings of the Board in a non-voting observer capacity, to receive notice of such meetings and to receive the information provided by the Company to the Board; provided, however, that the Company may require as a condition precedent to the Investors' and Bozell's rights set forth in this sentence that each person proposing to attend any meeting of the Board and each person to have access to any of the information provided by the Company to the Board shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so received during such meetings or otherwise.

    3.2. NOMINATING COMMITTEE. The Company agrees to cause the Nominating Committee of the Board to consist initially of the Preferred Directors, and, upon the election of Outside Directors, to consist of the Preferred Directors and the Outside Directors. If, pursuant to Section 3.1, the number of Preferred Directors shall be one, then one Management Director shall be added to the Nominating Committee. If pursuant to Section 3.1, the number of Preferred Directors shall be zero, the Nominating Committee shall be the Board.

    3.3. REMOVAL. No Preferred Director may be removed without the consent of the Investor Majority Holders. No Management Director may be removed without the consent of the Management Majority Holders. No Group B Director may be removed without the consent of the Group B Majority Holders.

    3.4. VACANCY. Any vacancy in the Board of Directors shall be filled by the nominee of the Persons who would be entitled to designate a director pursuant to
Section 3.1. Each holder of Shares shall, upon receipt of notice identifying such nominee, promptly take all action necessary to cause the appointment of such nominee to the Board of Directors pursuant to the Company's Restated Certificate of Incorporation and By-laws.

    3.5. VOTING RIGHTS UPON CERTAIN LIQUIDATION EVENTS. Each of Bozell and the other Group B Stockholders hereby grants to the Investors an irrevocable proxy, which is coupled with an interest, to vote all Shares held by such Stockholder with respect to all matters as to which the holders of such Shares are entitled to vote, from and after the occurrence of a Liquidation Event (as defined in the Company's Restated Certificate of Incorporation) giving rise to a Liquidation Event Value (as deemed in the Company's Restated Certificate of Incorporation) of 570 million or less.

    3.6. ACCESS. ETC. From time to time upon request of any partner, designee or officer of any Investor so long as such Investor holds any equity securities of the Company representing at least 50% of the Investor Initial Shares of-the respective Investor, the Company will furnish to such partner, designee or officer, and their representatives (including without limitation their accountants and legal counsel), such information regarding the business of the Company and its Subsidiaries (including materials furnished to the directors of the Company and its subsidiaries at or in connection with board meetings) as such partner, designee or officer may reasonably request. Each such partner, designee or officer, and their representatives (including without limitation their accountants and legal counsel), shall have the right during normal business hours and upon reasonable notice to make an independent examination of the books and records of the Company and any of its subsidiaries, to make copies, notes and abstracts therefrom, and to discuss their business, affairs and financial condition with the officers and accountants of the Company. Each such representative will sign a confidentiality agreement, in a form reasonably acceptable to the Investors, if so requested by the Chief Executive Officer or the Board. Each such partner, designee or officer shall have the right during normal business hours to consult with the directors and executive officers of the Company and its subsidiaries and to advise such directors and officers on corporate issues; provided, however, that no such partner, designee or officer shall thereby have any right to direct the management or policies of the Company or any of its subsidiaries;

    3.7. CERTAIN ACTIVITIES. Except as expressly provided herein or in the Company's Restated Certificate of Incorporation or as required by law, for so long as the Investors continue to hold any equity securities representing at least 50% of the Investor Initial Shares, then without the approval by vote or written consent of the Investor Majority Holders, the Company shall not, and shall not permit any Subsidiary, to do any of the following:

    (a) Redeem, purchase, or otherwise acquire for value (or pay into or set aside for a sinking fund for such purchases) any capital stock of the Company, and except for the repurchase of shares of Common Stock held by employees, consultants, directors, or officers of the Company that are subject to stock repurchase agreements and, if such repurchases would exceed $100,000 for any such employee, consultant, director or officer, that have been approved by the vote or written consent of the Investor Majority Holders in the event of termination of employment or the termination of the consorting relationship:

    (b) Authorize or issue, or obligate itself to authorize or issue, (i) any other equity security having any preference or priority over, or ranking senior to or on parity with, the Preferred Stock with respect to dividends or rights upon liquidation, dissolution, or winding-up,
         (ii) other than (A) securities issuable on conversion of the Preferred Stock or (B) Common Stock issuable pursuant to stock options permitted to be granted by Company consistent with its contractual obligations, any other equity security ranking junior to the Preferred Stock with respect to dividends or rights upon liquidation, dissolution or winding-up or (iii) any security convertible into a security described in clauses (i) or (ii); provided that the Investors shall comply with the requirements of
         Section 3.10 of this Agreement;

    (c) Alter or change the powers, preferences or rights of the Preferred Stock, or the qualifications, limitations or restrictions thereof;

    (d) Increase or decrease (other than by conversion or as otherwise required or permitted hereby) the total number of authorized shares of Preferred Stock;


    (e) Sell, assign, license, or otherwise dispose of or voluntarily part with control of (or agree to do any of these) any of the Company's material intellectual property rights to any other person, other than in connection with ordinary customer sales, except as approved by the Board;

         Effect any merger, consolidation, recapitalization, reorganization, amalgamation, liquidation, winding up, dissolution or sale, transfer or other action otherwise disposing of or voluntarily parting with the control of (whether in one transaction or a series of transactions) of all or substantially all of the property, business or assets of the Company or its subsidiaries other than (i) a merger or consolidation of a subsidiary with the Company or any other subsidiary of the Company provided that, in the case of any such merger or consolidation, the person formed by such merger or consolidation shall be a wholly owned subsidiary of the Company and (ii) any sale, lease, assignment, pledge, transfer or other conveyance of all or a substantial portion of the assets of the Company solely as security for institutional indebtedness approved by the Board;

    (g)  Amend its Restated Certificate of Incorporation or by-laws;

    (h) Declare or distribute any dividend (other than a stock dividend) in respect of capital stock, return any capital to its stockholders as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to its stockholders as such, or issue or sell any capital stock or any warrants, rights or options to acquire such capital stock other than pursuant to stock options issued pursuant to plans or agreements in an aggregate amount not to exceed 4,488,827 shares of Common Stock (subject to appropriate adjustment for any stock dividend, stock split, combination, or other similar recapitalization affecting such shares);

    (i) Enter into any agreement, contract, commitment or understanding with any Person for the acquisition of any business or assets other than acquisitions not in excess of $3,000,000 in any one year;

    (j) Materially change the nature of its business, taken as a whole on a consolidated basis as described in the principal business plan of the Company as carried on at the date hereof and reasonable extensions thereof; or

    (k) Enter into any transaction with any Affiliate or any officer, director or holder of more than 5 % of the outstanding capital stock of the Company which is not on terms comparable to an arms-length transaction.

    3.8. CERTAIN ACTIONS OF THE BOARD. The Company and the Stockholders agree to cause the Company and the respective directors of the Company designated by them to act in accordance with the determination of the Preferred Directors with respect to any actions described by paragraphs (b) or (f) of Section 3.7 and, where necessary, to recommend action by the Stockholders of the Company in accordance with such determination, and the Stockholders hereby agree to vote in favor of such actions. In addition, in the event that the Company does not meet or exceed the projections for either 1997 or 1998 set forth in Exhibit hereto, the following items shall be added to the list of activities set forth in the preceding sentence and as to which the Company, the directors of the Company and the Shareholders shall act in accordance with the determination of the Preferred Directors pursuant to this first sentence of this Section 3.8 until March 31, 1999:

    (a) Retain or dismiss the services of the Chief Executive Officer or the Chief Financial Officer of the Company (it being understood that the mere fact of the failure to meet the projections set forth in Exhibit A hereto shall not be a factor in the determination of whether such termination of employment is termination of employment without cause or termination of employment with cause and that such determination shall be made solely by reference to the definition of "Cause" set forth in Section 1.1.4 hereof);

    (b) Approve budgets, capital expenditures, financial statements or selection of accountants; or

    (c)  Approve business and strategic plans.

    3.9.CHANGES IN COMPANY STRATEGY. In the event that the Company makes a strategic change in the direction of its business, and its financial outlook is likely to change as a result, the parties agree to negotiate in good faith any appropriate modifications to the projections for 1997 and 1998 set forth in Exhibit A and Exhibit B hereto, and such modified projections, upon their approval by the Preferred Directors (which approval shall not be unreasonably withheld), shall be the new Exhibit A and Exhibit B for purposes of this Agreement and the Company's Restated Certificate of Incorporation, respectively.

    3.10.QUALIFIED OFFERINGS. The Investors hereby agree to consider in good faith any request by the Company to issue Common Stock notwithstanding the fact that the proposed issuance would satisfy the valuation and proceeds requirements for automatic conversion of Preferred Stock set forth in Section 2.6.8 of the Restated Certificate of Incorporation of the Company dated as of June _, 1997.

4.  CERTAIN TRANSFER RIGHTS AND RESTRICTIONS.

    No holder of Management Shares or Group B Shares shall Transfer any of such Shares to any other Person, except as permitted by Sections 4.1, 4.2, 4.3 and 7, or as required by Sections 5 or 6. Any attempted Transfer of Management Shares or Group B Shares not so permitted or required by such Sections shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer. All permitted transfers shall be further subject to the requirements of Section 8. Notwithstanding any contrary provision of this Agreement, any Management Stockholder or Group B Stockholder may Transfer any or all Options or Shares held by such Stockholder: (i) to the Company or any subsidiary of the Company in one or more transactions approved by the Board,
(ii) to any Investor, or (iii) on the terms and subject to the conditions of
Section 5, 6 or 7.

    4.1. TRANSFERS OF MANAGEMENT SHARES AND GROUP B SHARES TO IMMEDIATE FAMILY. Any holder of Management Shares or Group B Shares may Transfer any or all of such Shares to a Member of the Immediate Family of such holder; provided, however, that no such Transfer shall be effective until such Member of the Immediate Family has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that such Shares to be received by such Member of the Immediate Family are subject to all the provisions of this Agreement applicable thereto prior to such Transfer and that such Member of the Immediate Family is bound hereby and a party hereto to the same extent as a Management Stockholder or Group B Stockholder, as the case may be.

    4.1. Transfer of Management Shares or Group B Shares Upon Death Upon the death of any holder of Management Shares or Group B Shares such Shares held by such holder may be distributed by will or other instrument taking effect at death or by applicable laws of descent and distribution to such holder's estate, executors, administrators and personal representatives, and then to such holder's heirs, legatees or distributees, whether or not such recipients are Members of the Immediate Family of such holder; provided, however, that no such Transfer shall be effective until the recipient has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that such Shares to be received by such recipient are subject to all the provisions of this Agreement applicable thereto prior to such Transfer and that such recipient is bound hereby and a party hereto to the same extent as a Management Stockholder or Group B Stockholder, as the case may be.

    4.2. TRANSFER AMONG GROUP B STOCKHOLDERS. Any holder of Group B Shares may Transfer any or all of such Shares to any other holder of Group B Shares; provided, however, that no such Transfer shall be at a price higher than Fair Market Value as determined pursuant to Section 5.3 hereof; and provided further that solely for the purposes of this
Section 4.3, Valentine J. Zammit and David Harkin shall be deemed to be holders of Group B Shares.

    4.3. TRANSFER OF INVESTOR SHARES. No Transfer of Investor Shares shall be effective until the recipient has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that such Shares to be received by such recipient are subject to all the provisions of this Agreement applicable thereto prior to such Transfer and that such recipient is bound hereby and a party to the same extent as an Investor.

5.  OPTIONS TO PURCHASE MANAGEMENT SHARES; GROUP B SHARES.

    5.1. CALL OPTIONS. Upon any termination of the employment by the Company, or in the case of an employee of a subsidiary of the Company, termination by such subsidiary of a holder of Management Shares, the Company (or its designee) shall have the right to purchase Callable Shares (as defined in Section 5.1.1 hereof) held by such holder or originally issued to such holder but held by one or more Permitted Transferees of such holder (collectively, the "Call Stockholder Group") and Options held by the Call Stockholder Group and exercisable at the time of such termination on the following terms (the "Call Option"); it being understood that all Options not exercisable at the time of such termination of employment will be terminated pursuant to the option plan pursuant to which such Option was issued.

         5.1.1.    Callable Shares shall include:

              (i) all Shares held by the Call Stockholder Group which were originally issued to a Management Stockholder pursuant to the exercise of any Options granted on or after the date hereof, whenever issued; and

              (ii) during the time periods as indicated below, and in the case of termination for cause, termination without cause, or n the case only of Kevin O'Connor or Dwight Merriman, termination as a result of resignation as described below, the following percentages of Shares (excluding those Shares described in the foregoing clause (i) of this Section 5.1.1 and Shares issued pursuant to the exercise of any Options prior to the date hereof, whenever issued) held by a Management Stockholder or originally issued to a Management Stockholder but held by a Permitted Transferee of such holder:

       Time Period                          Percentage of Shares
                                    Termination for         Termination
                                  Cause or Resignation     Without Cause
                                  --------------------     -------------
June 4, 1997 to June 4, 1998               45%                  0%

June 4, 1998 to June 4, 1999               30%                  0%

June 4, 1999 to June 4, 2000               15%                  0%

June 4, 2000 and thereafter                0%                   0%

    5.2. TERMINATION BY THE COMPANY WITHOUT CAUSE. If such termination is the result of termination of such holder's employment by the Company or any subsidiary thereof without Cause or as a result of the death or disability of such holder, the Company (or its designee), upon written notice delivered within 90 days of termination, may purchase all or any portion of the Callable Shares and Callable Options then held by the applicable Call Stockholder Group at a price equal to the Fair Market Value of such securities. "Callable Options" means any Options granted on or after the date hereof.

    5.3. TERMINATION BY COMPANY FOR CAUSE. If such termination is the result of termination of such holder's employment by the Company, its Subsidiaries or any Affiliate thereof for Cause, the Company (or its designee) may, upon written notice delivered within 90 days of termination, purchase all or any portion of the Callable Shares and Callable Options then held by the applicable Call Stockholder Group at a price equal to the lower of the Cost (without any rate of return) or the then Fair Market Value of such securities.

    5.4. TERMINATION BY HOLDER THROUGH RESIGNATION. If such termination is the result of holder's resignation, the Company (or its designee) may, upon written notice delivered within 90 days of termination, purchase all or any portion of the Callable Shares and Callable Options then held by the applicable Call Stockholder Group at a price equal to the then Fair Market Value of such securities.

    5.5. CLOSING: ASSIGNABILITY COMPANY PURCHASE RIGHTS: RELATED MATTERS. The closing of any purchase pursuant to the exercise of any Call Options pursuant to this Section 5 shall take place as soon as reasonably practicable at the principal office of the Company, or at such other time and location as the parties to such purchase may mutually determine. Fair Market Value shall be determined as of the date of the applicable date of termination. At the closing of any purchase and sale pursuant to this Section 5, the holder of securities to be sold shall deliver to the Company a certificate or certificates representing the Shares and Options to be purchased by the Company duly endorsed, or with stock powers or other appropriate instruments duly endorsed, for transfer with signature guaranteed, free and clear of any lien or encumbrance, with any necessary stock transfer tax stamps affixed, and the Company shall pay to such holder by

Company check or wire transfer of immediately available funds the purchase price of the securities being purchased by the Company. The delivery of a certificate or certificates for Shares or Options by any Person selling securities pursuant to this Section 5 shall be deemed a representation and warranty by such Person that: (i) such Person has full right, title and interest in and to such securities; (ii) such Person has all necessary power and authority and has taken all necessary action to sell such securities as contemplated; and (iii) such securities are free and clear of any and all liens or encumbrances. The Company shall have the right, but no obligation, to assign to any holder of Investor Shares all or any portion of its right to purchase any securities pursuant to this Section 5.

    5.6. DETERMINATION OF FAIR MARKET VALUE. (a) For purposes of this Section 5, the term "Fair Market Value" shall mean, as of any date, the fair value of any Share as of the applicable date on the basis of a sale of such Share in an arms length private sale between a willing buyer and a willing seller, neither acting under compulsion (or, in the case of an Option, the fair value of the Shares that may then be purchased by the holder of such Option upon exercise thereof, determined as described in this Section 5.3, minus the exercise price applicable thereto), as determined by the Board; (b) at any time when more than 15 % of the Shares then outstanding has been offered and sold pursuant to one or more Public Offerings, the Fair Market Value of any Share shall be equal to the average of the sum of the closing prices of the Shares for the 30 trading days immediately prior to the date on which Shares becomes subject to repurchase under this Section 5. In determining Fair Market Value, the Board shall (a) consider, in addition to other factors that it determines in good faith to be relevant, the purchase price of the Shares in recent (i) arms-length sales of Shares by the Company, (ii) transfers of Shares by a Stockholder in an arms-length transaction and (b) not give effect to any discount which may otherwise be attributable to the fact that such Shares which are the subject of such valuation constitute less than a majority of the Shares outstanding.

    5.7. CALL UPON CERTAIN LIQUIDATION EVENTS. In the event of the occurrence of a Liquidation Event (as defined in the Company's Restated Certificate of Incorporation) that

    5.8. VOTING RIGHTS UPON CERTAIN LIQUIDATION EVENTS. Each of Bozell and the other Group B Stockholders hereby grants to the Investors an irrevocable proxy, which is coupled with an interest, to vote all Shares held by such Stockholder with respect to all matters as to which the holders of such Shares are entitled to vote, from and after the occurrence of a Liquidation Event (as defined in the Company's Restated Certificate of Incorporation) giving rise to a Liquidation Event Value (as defined in the Company's Restated Certificate of Incorporation) of $70 million or less.

    5.9. ACCESS. ETC. From time to time upon request of any partner, designee or officer of any Investor so long as such Investor holds any equity securities of the Company representing at least 50% of the Investor Initial Shares of the respective Investor, the Company will furnish to such partner, designee or officer, and their representatives (including without limitation their accountants and legal counsel), such information regarding the business of the Company and its

Subsidiaries (including materials furnished to the directors of the Company and its subsidiaries at or in connection with board meetings) as such partner, designee or officer may reasonably request. Each such partner, designee or officer, and their representatives (including without limitation their accountants and legal counsel), shall have the right during normal business hours and upon reasonable notice to make an independent examination of the books and records of the Company and any of its subsidiaries, to make copies, notes and abstracts therefrom, and to discuss their business, affairs and financial condition with the officers and accountants of the Company. Each such representative will sign a confidentiality agreement, in a form reasonably acceptable to the Investors, if so requested by the Chief Executive Officer or the Board. Each such partner, designee or officer shall have the right during normal business hours to consult with the directors and executive officers of the Company and its subsidiaries and to advise such directors and officers on corporate issues; provided, however, that no such partner, designee or officer shall thereby have any right to direct the management or policies of the Company or any of its subsidiaries:

    5.10. CERTAIN ACTIVITIES. Except as expressly provided herein or in the Company's Restated Certificate of Incorporation or as required by law, for so long as the Investors continue to hold any equity securities representing at least 50% of the Investor Initial Shares, then without the approval by vote or written consent of the Investor Majority Holders, the Company shall not, and shall not permit any Subsidiary, to do any of the following:

         (a) Redeem, purchase, or otherwise acquire for value (or pay into or set aside for a sinking fund for such purchases) any capital stock of the Company, and except for the repurchase of shares of Common Stock held by employees, consultants, directors, or officers of the Company that are subject to stock repurchase agreements and, if such repurchases would exceed $100,000 for any such employee, consultant, director or officer, that have been approved by the vote or written consent of the Investor Majority Holders in the event of termination of employment or the termination of the consulting relationship;

         (b) Authorize or issue, or obligate itself to authorize or issue, (i) any other equity security having any preference or priority over, or ranking senior to or on parity with, the Preferred Stock with respect to dividends or rights upon liquidation, dissolution, or winding-up, (ii) other than (A) securities issuable on conversion of the Preferred Stock or (B) Common Stock issuable pursuant to stock options permitted to be granted by Company consistent with its contractual obligations, any other equity security ranking junior to the Preferred Stock with respect to dividends or rights upon liquidation, dissolution or winding-up or (iii) any security convertible into a security described in clauses (i) or (ii); provided that the

              Investors shall comply with the requirements of Section 3.10 of this Agreement;

         (c) Alter or change the powers, preferences or rights of the Preferred Stock, or the qualifications, limitations or restrictions thereof;

         (d) Increase or decrease (other than by conversion or as otherwise required or permitted hereby) the total number of authorized shares of Preferred Stock;

         (e) Sell, assign, license, or otherwise dispose of or voluntarily part with control of (or agree to do any of these) any of the Company's material intellectual property rights to any other person, other than in connection with ordinary customer sales, except as approved by the Board;

         (f) Effect any merger, consolidation, recapitalization, reorganization, amalgamation, liquidation, winding up, dissolution or sale, transfer or other action otherwise disposing of or voluntarily parting with the control of (whether in one transaction or a series of transactions) of all or substantially all of the property, business or assets of the Company or its subsidiaries other than (i) a merger or consolidation of a subsidiary with the Company or any other subsidiary of the Company provided that, in the case of any such merger or consolidation, the person formed by such merger or consolidation shall be a wholly owned subsidiary of the Company and (ii) any sale, lease, assignment, pledge, transfer or other conveyance of all or a substantial portion of the assets of the Company solely as security for institutional indebtedness approved by the Board;

         (g)  Amend its Restated Certificate of Incorporation or by-laws;

         (h) or distribute any dividend (other than a stock dividend) in respect of capital stock, return any capital to its stockholders as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to its stockholders as such, or issue or sell any capital stock or any warrants, rights or options to acquire such capital stock other than pursuant to stock options issued pursuant to plans or agreements in an aggregate amount not to exceed 4,488,827 shares of Common Stock (subject to appropriate adjustment for any stock dividend, stock split, combination, or other similar recapitalization affecting such shares);

         (i) Enter into any agreement, contract, commitment or understanding with any Person for the acquisition of any business or assets other than acquisitions not in excess of $3,000,000 in any one year;

         (j) Materially change the nature of its business, taken as a whole on a consolidated basis as described in the principal business plan of the Company as carried on at the date hereof and reasonable extensions thereof; or

         (k) Enter into any transaction with any Affiliate or any officer, director or holder of more than 5 % of the outstanding capital stock of the Company which is not on terms comparable to an arms-length transaction.

    5.11. CERTAIN ACTIONS OF THE BOARD. The Company and the Stockholders agree to cause the Company and the respective directors of the Company designated by them to act in accordance with the determination of the Preferred Directors with respect to any actions described by paragraphs (b) or (f) of
Section 3.7 and, where necessary, to recommend action by the Stockholders of the Company in accordance with such determination, and the Stockholders hereby agree to vote in favor of such actions. In addition, in the event that the Company does not meet or exceed the projections for either 1997 or 1998 set forth in Exhibit A hereto, the following items shall be added to the list of activities set forth in the preceding sentence and as to which the Company, the directors of the Company and the Shareholders shall act in accordance with the determination of the Preferred Directors pursuant to this first sentence of this
Section 3.8 until March 31, 1999:

         (a) Retain or dismiss the services of the Chief Executive Officer or the Chief Financial Officer of the Company (it being understood that the mere fact of the failure to meet the projections set forth in Exhibit A hereto shall not be a factor in the determination of whether such termination of employment is termination of employment without cause or termination of employment with cause and that such determination shall be made solely by reference to the definition of "Cause" set forth in
              Section 1.1.4 hereof);

         (b) Approve budgets, capital expenditures, financial statements or selection of accountants; or

         (c)  Approve business and strategic plans.

    5.12. CHANGES IN COMPANY STRATEGY. In the event that the Company makes a strategic change in the direction of its business, and its financial outlook is likely to change as a result the parties agree to negotiate in good faith any appropriate modifications to the projections for 1997 and 1998 set forth in Exhibit A and Exhibit B hereto, and such modified projections, upon their approval by the Preferred Directors (which approval shall not be unreasonably withheld), shall be the new Exhibit A and Exhibit for purposes of this Agreement and the Company's Restated Certificate of Incorporation, respectively.

    5.13. QUALIFIED OFFERINGS. The Investors hereby agree to consider in good faith any request by the Company to issue Common Stock notwithstanding the fact that the proposed issuance would satisfy the valuation and proceeds requirements for automatic conversion of Preferred Stock set forth in Section
2.6.8 of the Restated Certificate of Incorporation of the Company dated as of June _, 1997.

6. CERTAIN TRANSFER RIGHTS AND RESTRICTIONS. No holder of Management Shares or Group B Shares shall Transfer any of such Shares to any other Person, except as permitted by Sections 4.1, 4.2, 4.3 and 7, or as required by Sections 5 or 6. Any attempted Transfer of Management Shares or Group B Shares not so permitted or required by such Sections shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer. All permitted transfers shall be further subject to the requirements of Section 8. Notwithstanding any contrary provision of this Agreement, any Management Stockholder or Group B Stockholder may Transfer any or all Options or Shares held by such Stockholder: (i) to the Company or any subsidiary of the Company in one or more transactions approved by the Board, (ii) to any Investor, or (iii) on the terms and subject to the conditions of Section 5, 6 or 7.

    6.1. TRANSFERS OF MANAGEMENT SHARES AND GROUP B SHARES TO IMMEDIATE FAMILY. Any holder of Management Shares or Group B Shares may Transfer any or all of such Shares to a Member of the Immediate Family of such holder; provided, however that no such Transfer shall be effective until such Member of the Immediate Family has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that such Shares to be received by such Member of the Immediate Family are subject to all the provisions of this Agreement applicable thereto prior to such Transfer and that such Member of the Immediate Family is bound hereby and a party hereto to the same extent as a Management Stockholder or Group B Stockholder, as the case may be.

    6.2. TRANSFER OF MANAGEMENT SHARES OR GROUP B SHARES UPON DEATH. Upon the death of any holder of Management Shares or Group B Shares such Shares held by such holder may be distributed by will or other instrument taking effect at death or by applicable laws of descent and distribution to such holder's estate, executors, administrators and personal representatives, and then to such holder's heirs, legatees or distributees, whether or not such recipients are Members of the Immediate Family of such holder; PROVIDED, HOWEVER, that no such Transfer shall be effective until the recipient has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that such Shares to be received by such recipient are subject to all the provisions of this Agreement applicable thereto prior to such Transfer and that such recipient is bound hereby and a party hereto to the same extent as a Management Stockholder or Group B Stockholder, as the case may be.

    6.3. TRANSFER AMONG GROUP B STOCKHOLDERS. Any holder of Group B Shares may Transfer any or all of such Shares to any other holder of Group B Shares; provided, however, that no such Transfer shall be at a price higher than Fair Market Value as determined pursuant to Section 5.3 hereof; and PROVIDED FURTHER, that solely for the purposes of this Section 4.3, Valentine J. Zammit and David Harkin shall be deemed to be holders of Group B Shares.

    6.4. TRANSFER OF INVESTOR SHARES. No Transfer of Investor Shares shall be effective until the recipient has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that such Shares to be received by such recipient are subject to all the provisions of this Agreement applicable thereto prior to such Transfer and that such recipient is bound here by and a party to the same extent as an Investor.

7.  OPTIONS TO PURCHASE MANAGEMENT SHARES; GROUP B SHARES.

    7.1. CALL OPTIONS. Upon any termination of the employment by the Company, or in the case of an employee of a subsidiary of the Company, termination by such subsidiary of a holder of Management Shares, the Company (or its designee) shall have the right to purchase Callable Shares (as defined in Section 5.1.1 hereof) held by such holder or originally issued to such holder but held by one or more Permitted Transferees of such holder (collectively, the "CALL STOCKHOLDER GROUP") and Options held by the Call Stockholder Group and exercisable at the time of such termination on the following terms (the "CALL OPTION"); it being understood that all Options not exercisable at the time of such termination of employment will be terminated pursuant to the option plan pursuant to which such Option was issued.

         7.1.1. CALLABLE SHARES shall include: results in a Liquidation Event Value (as defined in the Company's Restated Certificate of Incorporation) of $70 million or less, the Company (or its designee) shall have the right to purchase Shares held by Bozell and any other Group B Stockholder or originally issued to any such holder but held by one or more Permitted Transferees of such holder for an aggregate purchase price of one dollar (51.00), the closing of such purchase to take place as soon as reasonably practicable at the principal office of the Company.

    7.2. CONSTRUCTION. The foregoing provisions of this Section 5 are not intended, and shall not be construed, to eliminate, waive or otherwise affect the restrictions on transfer, vesting requirements or termination provisions which may apply to any Share or Option by its terms or under provisions of the Company's 1996 Stock Option Plan or other equity or option plan pursuant to which such Share or Option was granted or other governing documentation.

8. "TAKE ALONG" RIGHTS. Each holder of Shares or Options hereby agrees, if requested by the Investor Majority Holders (which request shall be made to all holders of shares), to Transfer for value (for purposes of this Section 6, a "Sale") a specified percentage (for purposes of this Section 6, the "SALE PERCENTAGE") of the securities then owned by such holder to a third party which is not an Investor or an Affiliate of any Investor Majority Holder (for purposes of this Section 6, the "PROPOSED BUYER") in the manner and on the terms set forth in this Section 6 in connection with the Sale by such Investor (collectively, the "PROPOSED INVESTOR SELLER") of the Sale Percentage of the total number of Investor Shares held by all holders of Investor Shares on a Fully Diluted basis to the Proposed Buyer, PROVIDED, however, that the Sale Percentage shall be equal to or greater than 50%.

    8.1. PROCEDURE. If the Investor Majority Holders elect to exercise their rights under this Section 6, a notice (the "COME ALONG NOTICE") shall be furnished by the Proposed Investor Seller to each holder of Shares and Options. The Come Along Notice shall set forth the principal terms of the proposed Sale insofar as it relates to the Shares, including the Sale Percentage and the purchase price. If the Investor Majority Holders consummate the Sale referred to in the Come Along Notice, each other holder of Shares or Options (each a "PARTICIPATING SELLER") shall be bound and obligated to Sell the Sale Percentage of the Shares and Options in the Sale on the same terms and conditions with respect to each Share sold, as the Investor shall Sell each Investor Share in the Sale, and, in the case of Options, have the opportunity to either (i) exercise such Options (if then exercisable) and participate in such sale as holders of Shares issuable upon such exercise or (ii) upon the consummation of the Sale, receive in exchange for such Options (to the extent exercisable at the time of such Sale) consideration equal to the amount determined by multiplying
(1) the same amount of consideration per Share received by the holders of the Shares of the same class of common stock for which the Option is exercisable in connection with the Sale less the exercise price per share of such Option by (2) the number of Shares of such class represented by such rights. If at the end of the one hundred twentieth (120th) day following the date of the effectiveness of the Come Along Notice the Proposed Investor Seller has not completed the Sale, each Participating Seller shall be released from his obligation under the Come Along Notice, the Come Along Notice shall be null and void, and it shall be necessary for a separate Come Along Notice to have been furnished and the terms and provisions of this Section 6 separately complied with, in order to consummate such Sale pursuant to this Section 6, unless the failure to complete such Sale resulted from any failure by any Participating Seller to in any material respect with the terms of this Section 6.

    8.2. CERTAIN LEGAL REQUIREMENTS. In the event the consideration to be paid in exchange for Shares in the proposed Sale pursuant to Section 6.1 includes any securities and the receipt thereof by any Stockholder as a Participating Seller would require under applicable law (i) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (ii) the provision to any participant in the Sale of any information other than such information as would be required under Regulation D of the Securities and Exchange Commission or similar rule then in effect in an offering made pursuant to said Regulation D-solely to "accredited investors" as defined in said Regulation D, the Proposed Investor Seller may, but shall not be obligated to, cause to be paid to such Participating Seller in lieu of such Securities, against surrender of the Shares and Options (in accordance with Section 6.4 hereof which would have otherwise been Sold by such Participating Seller to the Proposed Buyer in the Sale, an amount in cash equal to the fair market value of the securities which such Participating Seller would otherwise receive, as determined in good faith by the Board. Any attempt by the Proposed Investor Seller to permit a Participating Seller to receive such securities may be conditioned on such Participating Seller executing such documents and instruments, and taking such other actions (including without limitation, if required by the

Proposed Investor Seller, agreeing to be represented during the course of such transaction by a "purchaser representative" (as defined in Regulation D) in connection with evaluating the merits and risks of the prospective investment and acknowledging that he was so represented, provided, however, that any fees or expenses payable to a "purchaser representative" shall be paid by the Proposed Investor Seller), as the Proposed Investor Seller shall reasonably request in order to permit such legal requirements to have been complied with.

    8.3. FURTHER ASSURANCES. Each Participating Seller and each Stockholder to whom the Shares held by such Participating Seller (or Options to purchase such Shares) were originally issued, shall take or cause to be taken all such actions as may be reasonably requested in order expeditiously to consummate each Sale pursuant to Section 6.1. Each such Participating Seller or Stockholder agrees
(i) to vote all Shares with respect to which he holds power to vote in favor of any proposal to stockholders in connection with the Sale which is approved by the holders of a majority of the outstanding Shares entitled to vote with respect to such matter and (ii) to execute and deliver such agreements as may be necessary for the Participating Seller to be subject to the same terms and conditions with respect to the Sale as apply to the Proposed Investor Seller, including without limitation, an agreement by such Participating Seller to be subject to such purchase price escrow or adjustment provisions as may apply to Stockholders generally and to be liable in respect of any individual representations, warranties, agreements and indemnities to be given by selling Stockholders in the Sale.

    8.4. CLONING. The closing of a Sale pursuant to Section 6.1 shall take place at such time and place as the Investor Majority Holders shall specify by notice to each Participating Seller") At the closing of any Sale under this
Section 6, each Participating Seller shall deliver the certificates evidencing the Shares or Options to be sold by such Participating Seller, duly endorsed, or with stock powers or other appropriate instruments duly endorsed, for transfer with signature guaranteed, free and clear of any liens or encumbrances, with any stock transfer tax stamps affixed, against delivery of the applicable consideration.

9.  CO-SALE RIGHTS.

    9.1. TAG ALONG. No holder or holders of Shares (for purposes of this Section 7, collectively, the "PROPOSED SELLER") shall Transfer (for purposes of this Section 7, a "Sale") any Shares to any other Person (the "PROPOSED BUYER") except in the manner and on the terms set forth in this Section 7 and attempted Transfers in violation of this Section 7 shall be null and void.

         9.1.1. OFFER. A written notice (the "TAG ALONG NOTICE") shall be furnished by the Proposed Seller to each holder of Shares or Options (collectively, the "TAG ALONG OFFEREES") at least 30 days prior to a Transfer. The Tag Along Notice shall include:

         (a) The principal terms of the proposed Sale insofar as it relates to the Shares, including the percentage of the total number of Shares held by all

              Proposed Seller holders of Shares which are proposed to be sold (for purposes of this Section 7, the "Sale Percentage") and the purchase price; and

         (b) An offer by the Proposed Seller to include, at the option of each Tag Along Offeree, in the Sale to the Proposed Buyer such number of Shares and Underlying Shares (not in any event to exceed the Sale Percentage of the total number of Shares and Underlying Shares held by such Tag Along Offeree) owned by each Tag Along Offeree, determined in accordance with Section 7.1.2 hereof, on the same terms and conditions, with respect to each Share Sold, as the Proposed Seller shall Sell each of his, her or its Shares.

         9.1.2. EXERCISE. Each Tag Along Offeree, desiring to accept the offer contained in the Tag Along Notice shall send a written commitment to the Proposed Seller specifying the number of Shares and Underlying Shares (not in any event to exceed the Sale Percentage of the total number of Shares and Underlying Shares held by such Tag Along Offeree, which such Tag Along Offeree, desires to have included in the Sale within 30 days after the effectiveness of the Tag Along Notice (each a "PARTICIPATING SELLER"). Each Tag Along Offeree, who has not so accepted such offer shall be deemed to have waived all of his or her rights with respect to the Sale, and the Proposed Seller and the Participating Sellers shall thereafter be free to Sell to the Proposed Buyer, at a price no greater than 105% of the price set forth in the Tag Along Notice and otherwise on terms not more favorable in any material respect to them than those set forth in the Tag Along Notice, without any further obligation to such non-accepting Tag Along Offerees. If, prior to consummation, the terms of such proposed Sale shall change with the result that the price shall be greater than 105 % of the price set forth in the Tag Along Notice or the other terms shall be more favorable in any material respect hen as set forth in the Tag Along Notice, it shall be necessary for a separate Tag Along Notice to have been furnished, and the terms and provisions of this Section 7 separately complied with, in order to consummate such proposed Sale pursuant to this
    Section 7.

         The acceptance of each Participating Seller shall be irrevocable except as hereinafter provided, and each such Participating Seller shall be bound and obligated to Sell in the Sale, on the same terms and conditions specified in the Tag Along Notice with respect to each of the Shares to be sold (including Underlying Shares), and on the same terms and conditions as apply to each of the Shares sold by the Proposed Seller, such number of Shares (including any Underlying Shares) as such Participating Seller shall have specified in such Participating Seller's written commitment. In the event the Proposed Seller shall be unable (otherwise than by reason of the circumstances described in Section 7.2) to obtain the inclusion in the Sale of all Shares (including Underlying Shares) which the Proposed Seller and each Participating Seller desires to have included in the Sale (as evidenced in the case of the Proposed Seller by the Tag Along Notice and in the case of each Participating Seller by such Participating Seller's written commitment), the number of Shares (including Underlying Shares) to be sold in the Sale by the Proposed Seller and each Participating Seller shall be reduced on a pro rata basis according to the proportion which the number of Shares (including Underlying Shares) which each such Seller desires to have included in the Sale bears to the total number of Shares desired (including Underlying Shares) by all such Sellers to have included in the Sale.

         If at the end of the 90th day following the date of the effectiveness of the Tag Along Notice the Proposed Seller has not completed the Sale as provided in the foregoing provisions of this Section 7.1, each Participating Seller shall be released from his obligations under his written commitment, the Tag Along Notice shall be null and void, and it shall be necessary for a separate Tag Along Notice to have been furnished, and the terms and provisions of this Section 7 separately complied with, in order to consummate such Sale pursuant to this Section 7, unless the failure to complete such Sale resulted from any failure by any Tag Along Offeree, to comply in any material respect with the terms of this Section 7.

    9.2. EXCLUDED TRANSACTIONS. Notwithstanding the preceding provisions of this Section 7 and subject to the provisions of Section 7 and Section 8 below, the preceding provisions of this Section 7 shall not restrict any Transfer pursuant to the provisions of Section 6 or 7 of this Agreement, and no holder of Shares shall have pursuant to the provisions of this Section 7 any right of participation or otherwise with respect to any Transfer of Shares:

         (a)  to an Investor;

         (b) to an Affiliated Fund which either (i) is regularly engaged in the business of investing in the equity of companies or (ii) is reasonably acceptable to the Company;

         (c) by an Investor or an Affiliated Fund: (i) to any director, officer or employee of the Company or its principal subsidiary;
              (ii) to any trust established for the benefit of its investors or partners or pro rata to its investors or partners; (iii) to its investors or partners in connection with any termination, liquidation, dissolution, reorganization or winding up of such Investor or any Affiliated Fund or (iv) up until the date which is two months from the date hereof, to other persons or entities, as selected by the Investors, which either (A) are regularly engaged in the business of investing in the equity of companies and are of creditworthiness comparable to that such Investor or Affiliated Fund or (B) are reasonably acceptable to the Company;

         (d) in a Public Offering or other Public Event or to the public under Rule 144;

         (e)  in a Transfer permitted by Section 4; or

         (f) in a Transfer by a holder of Shares in one or more transactions of an aggregate amount less than 1% of the aggregate capital stock outstanding at such time;

    PROVIDED (except with respect to Section 7.2(d)) that such transferee shall have executed and delivered to the Company an agreement to be bound by this Agreement to the same extent as the transferor and provided that no such transfer shall result in the Company being required to register the transfer of such Shares or other securities under the Securities Act or Exchange Act or any similar state law.

10. CERTAIN ISSUANCES AND TRANSFERS, ETC. Each holder of Shares agrees that it will not transfer any Shares to any Person unless the transferee has delivered to the Company a written acknowledgment and agreement that the Shares to be received by such transferee are subject to all of the provisions of this Agreement (as Investor Shares in the case of a transfer from a holder of Investor Shares, as Management Shares in the case of a transfer from a holder of Management Shares, and as Group B Shares in the case of a transfer from a holder of Group B and that such transferee is bound by and a party to this Agreement to the same extent as if it were an original signatory hereto as a Stockholder hereunder; provided, however, notwithstanding any other provision of this Agreement, (i) Shares transferred pursuant to and in accordance with Section 6 or 7 to any Proposed Buyer (as defied in such Sections) hereof or in a Public Offering or to the public under Rule 144 shall be conclusively deemed thereafter not to be Shares under this Agreement and not to be subject to any of the provisions hereof or entitled to the benefit of any of the provisions hereof, and (ii) any Shares acquired by a holder of Investor Shares shall upon such acquisition be deemed to be Investor Shares for purposes of Sections 6, 9 and 10 hereof. Without limiting the generality of the foregoing, in the event that an Investor transfers Shares, in accordance with the provisions of this Section 8, to any Affiliated Fund. such Affiliated Fund shall be deemed for all purposes hereunder to be an Investor with all of the rights and obligations of an Initial Investor hereunder.

11. REGISTRATION RIGHTS. The Company will perform and comply, and cause each of its subsidiaries to perform and comply, with such of following provisions as are applicable to it. Each holder of Shares will perform and comply with such of the following provisions as are applicable to such holder.

    11.1.     PIGGYBACK REGISTRATION RIGHTS.

         11.1.1. ELECTION. Whenever the Company proposes to register any shares of its Common Stock for its own or others' account under the Securities Act for a public offering (each a "PUBLIC OFFERING"), the Company shall furnish each holder of Shares prompt written notice of its intent to do so. Upon the request of any such holder given by notice in writing to the Company within twenty
    (20) days after he effectiveness of such notice from the Company setting forth the number of Shares proposed to be included in such registration, the Company will use its reasonable efforts to cause to be included in such registration all of the Shares which such holder requests. Notwithstanding the foregoing provisions of this Section 9.1.1, if the Company is advised in writing in good faith by any managing underwriter of the securities being offered pursuant to any Public Offering under this Section 9.1 (including, without limitation, Sections 9.2.1 and 9.2.2) that the number of shares to be sold by Persons other than the Company in such Public Offering is greater than the number of such shares which can be included in such Public Offering without adversely affecting such Public Offering, the Company may reduce pro rata (based upon the number of Shares requested to be included by such Persons other than the Company) the number of Shares offered for the accounts of such Persons other than the Company to a number of Shares deemed satisfactory by such managing underwriter; PROVIDED, HOWEVER, if the Board determines in good faith that a Public Offering would not be in the best interest of the Company, it may terminate or delay such offering as it sees fit.

         11.1.2. FURTHER ASSURANCES. Holders of Shares participating in any Public Offering shall take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their Shares in such Public Offering, including without limitation being parties to the underwriting agreement entered into by the Company arid any other selling stockholders in connection therewith (and being liable in respect of the representations and warranties made by such holder in respect of its legal capacity or due organization, authority to sell Shares being registered by such holder and ownership (free and clear of liens) of such Shares), and any indemnification agreements or "lock-up" agreements for the benefit of the underwriters in such underwriting agreement; PROVIDED, HOWEVER, that the aggregate amount of such liability shall not exceed the net proceeds to such holder from the disposition of such Shares.

         11.1.3. EXPENSES. The Company shall pay all expenses of the holders of Shares participating in any Public Offering pursuant to this Section 9.1, other than underwriting discounts and commissions, if any, applicable transfer taxes, if any, and fees and charges of any attorneys or other advisors (other than attorneys and advisors retained by the Company to advise it in connection with such Public Offering) retained by any such holders. B

         11.1.4. EXCLUDED TRANSACTIONS. Notwithstanding the preceding provisions of this Section 9.1, no holder of Shares shall have any right of participation or otherwise with respect to the following Public Offerings:

         (a) Any Public Offering relating to employee benefit plans on Form S-8 or any similar form then in effect.

         (b) Any Public Offering relating to the acquisition after the date hereof by the Company or any of its subsidiaries of any businesses.

    11.2.     DEMAND REGISTRATION RIGHTS.


         11.2.1. REGISTRATION ON REQUEST OF HOLDERS OF INVESTOR SHARES. One or more holders of Investor Shares that wish to register securities representing at least fifty percent (50%) of the sum of the total number of Investor Shares then outstanding requested to be registered pursuant to this Section 9.2.1 "INITIATING HOLDERS") may, by notice to the Company specifying the intended method or methods of disposition, request that the Company effect the registration under the Securities Act of all or a specified part of the Registrable Securities held by such Initiating Holders. For purposes of this Agreement, the term "REGISTRABLE SECURITIES" shall mean, at any time, Shares that have not previously been sold in a Public Offering or in a "brokers transaction" within the meaning of Rule 144 and "REGISTRABLE INVESTOR SECURITIES" shall mean Registrable Securities constituting Investor Shares. The Company will then use its reasonable efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Initiating Holders.

         11.2.2.   FORM. Each registration requested pursuant to this Section
    9.2 shall be effected by the filing of a registration statement on Form S-1 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted), unless the use of a different form has been agreed to in writing by holders of at least a majority of the Registrable Securities initially requesting such registration (the "MAJORITY REQUESTING HOLDERS").

         11.2.3. REGISTRATIONS PURSUANT TO SECTION 9.2. In the case of a registration pursuant to Section 9.2 hereof, whenever the Majority Requesting Holders shall request that such registration shall be effected pursuant to an underwritten offering, such registration shall be so effected, and all Registrable Investor Securities to be included in such registration shall be included in such underwritten offering. If requested by such underwriters, the Company will enter into an underwriting agreement with such underwriters for such offering containing such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary indemnity and contribution provisions.

         11.2.4. NUMBER. The Company is obligated to effect only a total of two such registrations pursuant to this Section 9.2 and no more than one such registration in any twelve-month period.

    11.3. OBLIGATIONS OF THE COMPANY. Whenever required under this Section 9 to use its reasonable efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible: Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective, and, upon the request of the holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective until the Holders have informed the Company in writing that the distribution of their securities has been completed, provided that the Company shall not be required to keep any registration statement which is not a shelf registration or similar registration (including any successor thereto such as a Company registration) effective for a period of more than 30 days; and shall:

         (a) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement, and use its reasonable efforts to cause each such amendment to become effective, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

         (b) Furnish to the Holders such reasonable number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the public offering of Registrable Securities owned by them.

         (c) Use its reasonable efforts to register or qualify the securities covered by such registration statement under such securities or Blue Sly laws of such jurisdictions as shall be reasonably requested by the Holders provided that the Company shall not be required to register in any jurisdictions which require it, in connection therewith or as a condition thereto, to qualify to do business or to file a general consent to service of process or to subject itself to taxation in any such states or jurisdiction.

         (d) In the event of any underwritten public offering, enter into-and perform its obligations under an Underwriting Agreement, in which the Company addresses its representations and warranties to the underwriters. Each Holder participating in such underwriting shall also enter into and perform its obligations under such Underwriting Agreement, including furnishing any opinion of counsel or entering into a lock-up and indemnification agreement reasonably requested by the managing underwriter.

         (e) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and promptly file such amendments and supplements which may be required pursuant to subparagraph (b) of this Section 9.3 on account of such event and use its reasonable efforts to cause each such amendment and supplement to become effective.

         (f) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 9, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 9, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters on the date that the registration statement with respect to such securities becomes effective, (i) an opinion or opinions, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given by company counsel to the underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a comfort letter dated such date, from the independent certified public accountant of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any.


         (g) Apply for listing and use its reasonable efforts to list the Registrable Securities being registered on any national securities exchange on which a class of the Company's equity securities is listed or, if the Company does not have a class of equity securities listed on a national securities exchange, apply for qualification and use its reasonable efforts to qualify the Registrable Securities being registered for inclusion on the Nasdaq B National Market.

         (h) Without in any way limiting the types of registrations to which this Section 9 shall apply, in the event that the Company shall effect a "shelf registration" under Rule 415 promulgated under the Securities Act, the Company shall take all necessary action, including, without limitation, the filing of post-effective amendments, to permit the Holders, who have exercised their rights under Section 9.1, to maintain the inclusion of their

              Registrable Securities in such registration in accordance with the terms of this Section 9.

    11.4.     INDEMNIFICATION AND CONTRIBUTION.

         11.4.1. INDEMNITIES OF THE COMPANY. In the event of any registration of any Registrable Securities under the Securities Act pursuant to this
    Section 9, and in connection with any registration statement or any other disclosure document produced by or on behalf of the Company pursuant to which securities of the Company are sold (whether or not for the account of the Company), the Company will, and hereby does, indemnify and hold harmless each seller of Registrable Securities, any other holder of securities who is or might be deemed to be a controlling Person of the Company within the meaning of Section 15 of the Securities Act, their respective direct and indirect partners, advisory board members, directors, officers and stockholders, and each other Person, if any, who controls any such seller or any such holder within the meaning of Section 15 of the Securities Act (each such person being referred to herein as a "COVERED PERSON") against any losses, claims, damages or liabilities, joint or several, and reasonable expenses (including, without limitation, reasonable legal and other fees and expenses incurred by any Covered Person in defending or investigating any action or claim in respect-thereof) to which such Covered Person may be or become subject under the Securities Act, any other securities or other law of any jurisdiction, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Covered Person for any legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company shall not be liable to any Covered Person in any such case to the extent that any such loss, claim, damage, liability, action or proceeding arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document in reliance upon and in conformity with information furnished to the Company by such Covered Person. The indemnities of the Company-and of its subsidiaries contained in this Section 9.4.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of securities.

         11.4.2. INDEMNITIES TO THE COMPANY. The Company may require, as a condition to including any. securities in any registration statement filed pursuant to this Section 9, that the Company shall have received an undertaking satisfactory to it from each prospective seller of such securities, to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company within the meaning of Section 15 of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto; or any document incorporated therein, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, or incorporated document. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive any transfer of securities.

         11.4.3. THIRD PARTY CLAIMS. Each party entitled to indemnification under this Agreement (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 9. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified. Party and any other party represented by such counsel-in such proceeding. The Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, shall not consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

         11.4.4.   CONTRIBUTION. If the indemnity provided for in Sections
    9.4.1 or 9.4.2 is available, each indemnified party will be indemnified thereunder to the full extent provided in such section without regard to the relative fault of the indemnifying party or the indemnified party or the other equitable considerations
    referenced   in this , Section 9.4.4. If the indemnification provided for in Sections 9.4.1 or 9.4.2 hereof is unavailable to a party that would have been an indemnified party under any such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just or equitable if contribution pursuant to this Section 9.4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 9.4.4 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not gully of such fraudulent misrepresentation.

         11.4.5. LIMITATION ON LIABILITY OF HOLDERS OF REGISTRABLE SECURITIES. The liability of each holder of Registrable Securities in respect of any indemnification or contribution obligation of such holder arising under this Section 9.4 shall not in any event exceed an amount equal to the net proceeds to such holder from the disposition of the Registrable Securities disposed of by such holder pursuant to such registration.

    11.5. SELECTION OF UNDERWRITER. Any and all underwriters to be engaged in connection with any public offering of Shares pursuant to a registration effected pursuant to Section 9.2 shall be selected by the Board and shall be reasonably acceptable to the Investors.

    11.6. LOCK-UP. Each holder of Shares (including Underlying Shares) agrees that upon the request of the underwriters managing any underwritten Public Offering, it shall not Transfer any Shares (including Underlying Shares) for a period beginning not more than seven days immediately preceding and ending not more than 180 days following any Public Offering without the prior written consent of the underwriters, if any, managing the offering.

    11.7. LIMITATIONS ON OTHER REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the holders of a majority of the Investor Shares then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company relating to registration rights unless such agreement includes to the extent the agreement would allow such holder or prospective holder to include such securities in any registration filed under Section 9.1 or 9.2 hereof, a provision that such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities, and the amount of the Registrable Investor Securities of the Holders and the Investors which would otherwise be included and does otherwise not diminish the rights provided in this Section 9 above. In the event of any conflict between this Section 9 and any agreement to which the Company or its subsidiaries is a party or by which any of them are bound, the provisions of this Section 9 shall govern.

    11.8. AVAILABILITY OF INFORMATION. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act and shall comply with all other public information reporting requirements of the Commission (including Rule 144 promulgated by the Commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any Shares. The Company shall also cooperate with each holder of any Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Shares.

12. REMEDIES.

    12.1. GENERALLY. The Company, the holders of Investor Shares, the holders of the Management Shares, the holders of Group B Shares and all other Stockholders shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder by the Company or any holder of Shares, Warrants or Options. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies which may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including, without limitation, preliminary or temporary relief) as may be appropriate in the circumstances.

    12.2. DEPOSIT. Without limiting the generality of Section 10.1 and to the extent permitted by Delaware General Corporate Law, if any Stockholder (a "NON-COMPLYING STOCKHOLDER") fails to deliver any certificate or certificates evidencing Shares or Options that may be required to be sold pursuant to any provision of this Agreement in accordance with the terms hereof, the Company or other Person entitled to purchase such securities may, at its option, in addition to all other remedies it may have, deposit the purchase price for such Shares with any national bank or trust company having combined capital, surplus and undivided profits in excess of one hundred million dollars (100,000,000) and which has agreed to act as escrow agent in the manner contemplated by this
Section 10.2 and shall furnish or make available to all interested Persons satisfactory evidence of such deposit and thereupon the Company shall cancel on its books the certificate or certificates representing such securities and, in the case of any such purchase of securities by a Person other than the Company issue, in lieu thereof and in the name of such Person, a new certificate or certificates representing such securities, and thereupon all of the Non-Complying Stockholder's rights in and to such securities shall terminate. Thereafter, upon delivery to the Company by such Non-Complying Stockholder the certificate or certificates evidencing such securities (duly endorsed, or with stock powers or other appropriate instruments of transfer duly endorsed, for transfer, with signature guaranteed, free and clear of any liens or encumbrances, and with any stock transfer tax stamps affixed), the Company shall instruct the escrow agent referred to above to deliver the purchase price (without any interest from the date of the closing to the date of such delivery, any such interest to accrue to the Person who deposited the purchase price for such securities) to such Non-Complying Stockholder.

13. LEGENDS. Each certificate representing Shares shall have the following legend endorsed conspicuously thereupon:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT COVERING THE TRANSFER OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER, THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED."

         "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND REQUIREMENTS OF SALE AND VOTING SET FORTH IN THE STOCKHOLDERS AGREEMENT DATED AS OF JUNE 4, 1997, AS AMENDED AND IN EFFECT FROM TIME TO TIME. THE COMPANY WILL FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST."

    Each certificate representing Management Shares shall have the following legend endorsed conspicuously thereupon:

         "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED TO, OR ISSUED WITH RESPECT TO SHARES ORIGINALLY ISSUED TO, THE FOLLOWING MANAGEMENT STOCKHOLDERS: __________________."

    Each certificate representing Group B Shares shall have the following legend endorsed conspicuously thereupon:

         "THE SHARES OF STOCK REPRESENTED BY, THIS CERTIFICATE WERE ORIGINALLY ISSUED TO, OR ISSUED WITH RESPECT TO SHARES ORIGINALLY ISSUED TO THE FOLLOWING GROUP B STOCKHOLDER:___________________."

    Any person who acquires Shares which are not subject to all or part of the terms of this Agreement shall have the right to have such legends (or the applicable portion thereof) removed from certificates representing such Shares. The Company shall have the right to waive any requirement of delivery of a legal opinion with respect to exemption from registration requirements under the Securities Act.

14. AMENDMENT, TERMINATION, ETC.

    14.1. NO ORAL MODIFICATIONS. Agreement may not be orally amended, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective.

    14.2. WRITTEN MODIFICATIONS. This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, by an agreement in writing signed by holders of a majority of all Shares then outstanding and subject to this Agreement; and each such amendment, modification, extension, termination and waiver shall be binding upon each party hereto and each holder of Shares subject hereto; provided, however, that no such amendment, modification, extension, termination or waiver which amends, modifies, extends, terminates or waives any of the provisions of Sections 5, 6, 7, 9 or 12 hereof will be effective with respect to those holders of Shares other than the Investors unless and until the consent of the a majority of the holders of such Shares has been obtained. In addition, each party hereto and each holder of Shares subject hereto may waive any of its rights hereunder by an instrument in writing signed by such party or holder.

    14.3. AUTOMATIC PARTIAL TERMINATION. The provisions of Sections 3, 4, 5, 6 and 7 of this Agreement shall terminate and be of no further force or effect upon the closing of a Qualified Public Offering; provided, however, that no such termination shall relieve any Person of liability for any breach of such sections prior to such termination.

15. MISCELLANEOUS.

    15.1. AUTHORITY: EFFECT. Each party hereto represents and warrants to and agrees with each other party that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association.

    15.2. NOTICES. Notices and other communications provided for in this Agreement shall be in writing and shall be effective (i) when one full day shall have elapsed (exclusive of Saturdays, Sundays and banking holidays in the City of Boston or the city of New York) from their deposit for overnight delivery with Federal Express or other bonded courier (charges prepaid), addressed to the party or parties sought to be charged with notice of the same at the respective addresses set forth or referred to below, subject to written notice of change of address given by any party to each other party, or (ii) if earlier, upon receipt.

    If to the Company, to it at:

         DoubleClick Inc.
         41 Madison Avenue
         New York, NY 10010
         Attention: President

    with a copy to:

         White & Case
         1155 Avenue of the Americas
         New York, NY 10036
         Attention: Kevin Keogh, Esq.

    If to Bozell, to it at:

         Bozell, Jacobs, Kenyon & Eckhardt, Inc.
         40 West 23rd Street
         New York, NY 10010
         Attention: Valentine Zammit

    with a copy to:

         Gregory & Hoenemeyer
         666 Steamboat Road
         Greenwich, CT 06830
         Attention: W. Grant Gregory

    If to the Initial Investors, to them at:

         Bain Capital Fund V, L.P.
         Bain Capital Fund V-B, L.P.
         BCIP Trust Associates, L.P.
         BCIP Associates Brookside Capital Partners Fund, L.P.
         c/o Bain Capital, Inc.
         Two Copley Place, 7th Floor
         Boston, MA 02116
         Attention: Mark E. Nunnelly

         and

         Greylock Equity Limited Partnership
         Greylock IX Limited Partnership
         c/o Greylock Management Corp.
         One Federal Street
         Boston, MA 02110
         Attention: William W. Helman

         and

         Greylock Equity Limited Partnership
         Greylock IX Limited Partnership
         c/o Greylock Management Corp.
         755 Page Mill Road
         Building A, Suite 100
         Palo Alto, CA 94304
         Attention: David Strohrn

         and

         ABS Capital Partners II, L.P.
         1 South Street
         Baltimore, MD 21202
         Attention: Donald B. Hebb, Jr.

         and

         Venrock Associates
         Venrock Associates II, L.P.
         30 Rockefeller Plaza, Room 5508
         New York, NY 10112
         Attention: Ray Rothroch

         and

         WPG Enterprise Fund III, L.P.
         Weiss, Peck & Greer, LLC
         Weiss, Peck & Greer Venture Associates IV, L.P.
         555 California Street, Suite 3130
         San Francisco, CA 94104
         Attention: Peter Nieh

         Weiss, Peck & Greer Associates IV Cayman, L.P.
         c/o BankAmerica Trust & Banking Corporation (Cayman) Limited P.O. Box 1092
         BankAmerica House, Fort Street

         George Town, Grand Cayman
         Cayman Islands, British West Indies
         Attn: Mr. Patrick Keating

         and

         Canaan S.B.I.C., L.P.
         Canaan Capital Limited Partnership
         Canaan Capital Offshore Limited Partnership, C.V.
         Canaan Equity, L.P.
         c/o Deepak Kamra
         Canaan Partners
         2884 Sand Hill Road, Suite 115
         Menlo Park, CA 94025

         with a copy to:

         Ropes & Gray
         One International Place
         Boston, MA 02110
         Attention: David B. Walek, Esq.

    If to a Stockholder other than an Initial Investor, to him or her at the address set forth in the stock record book of the Company.

    Notice to the holder of record of any shares of capital stock shall be deemed to be notice to the holder of such shares for all purposes hereof.

    15.3. BINDING EFFECT ETC. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.

    15.4. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not be construed to define or limit any of the terms or provisions hereof.

    15.5. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

    15.6. SEVERABILITY. If in any judicial proceedings a court shall refuse to enforce any provision of this Agreement, then such unenforceable provision shall be deemed eliminated from this Agreement for the purpose of such proceedings to the extent necessary to permit the remaining provisions to be enforced. To the full extent, however, that the provisions of any applicable law may be waived, they are hereby waived to the end that this Agreement be deemed to be valid and binding agreement enforceable in accordance with its terms, and in the event that any provision hereof shall be found to be invalid or unenforceable, such provision shall be construed by limiting it so as to be valid and enforceable to the maximum extent consistent with and possible under applicable law.

    15.7. GOVERNING LAW. Except to the extent that any provision of this Agreement is contrary to any mandatory provision of the General Corporation Law of the State of Delaware (in which case such mandatory statutory provision shall apply), this Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

    IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE COMPANY:                           DOUBLECLICK INC.


                                       By: /s/ Kevin O'Connor
                                          ------------------------------
                                          Title: CEO



BOZELL:                                BOZELL, JACOBS, KENYON & ECKHARDT, INC.


                                       By:
                                          ------------------------------
                                          Title:

                                       BOZELL, JACOBS, KENYON  & ECKHARDT, INC.


                                       By:
                                          ------------------------------
                                          Title:

THE INITIAL INVESTORS:                 BAIN CAPITAL FUND V, L.P.
                                       By Bain Capital Partners V, L.P.
                                       By Bain Capital Investors V, Inc.


                                       By: /s/ Mark Nunnelly
                                          ------------------------------
                                          Managing Director


                                       BAIN CAPITAL FUND V-B, L.P.
                                       By Bain Capital Partners V, L.P.
                                       By Bain Capital Investors V, |nc.


                                       By: /s/ Mark Nunnelly
                                          ------------------------------
                                          Managing Director


                                       BCIP ASSOCIATES


                                       By: /s/ Mark Nunnelly
                                          ------------------------------
                                          Name:
                                          Title:


                                       BCIP TRUST ASSOCIATES, L.P.


                                       By: /s/ Mark Nunnelly
                                          ------------------------------
                                          Title:


                                       BROOKSIDE CAPITAL PARTNERS FUND, L.P.
                                       By Brookside Capital Investors, L.P.
                                       By Brookside Capital Investors, Inc.


                                       By: /s/ (signature illegible)
                                          ------------------------------
                                          Title:

                                  GREYLOCK EQUITY LIMITED PARTNERSHIP

                                       By:  Greylock Equity GP Limited
                                            Partnership, its general partner

                                  By:
                                     ------------------------------
                                     Title:  General Partner


                                  GREYLOCK IX LIMITED PARTNERSHIP

                                       By:  Greylock IX GP Limited Partnership,
                                            its general partner


                                  By:
                                     ------------------------------
                                     Title:  General Partner


                                  ABS CAPITAL PARTNERS II, LAP.

                                       By:  ABS PARTNERS II, L.L.C.,
                                            its general partner


                                  By: /s/ D. Hebb Jr.
                                     ------------------------------
                                     Title:  Managing Member

                                  GREYLOCK EQUITY LIMITED PARTNERSHIP

                                       By:  Greylock Equity GP Limited
                                            Partnership, its general partner


                                  By:
                                     ------------------------------
                                     Title:  General Partner


                                  GREYLOCK IX LIMITED PARTNERSHIP

                                       By:  Greylock IX GP Limited Partnership,
                                            its general partner


                                  By:
                                     ------------------------------
                                     Title:  General Partner


                                  ABS CAPITAL PARTNERS II, L.P.

                                       By:  ABS PARTNERS II, L.L.C.,
                                            its general partner


                                  By:
                                     ------------------------------
                                     Title:  Managing Member

                                  VENROCK ASSOCIATES


                                  By:
                                     ------------------------------
                                     Title:  General Partner


                                  VENROCK ASSOCIATES II, L.P.


                                  By:
                                     ------------------------------
                                     Title:  General Partner

                                  CANAAN S.B.I.C., L.P.
                                  BY: CANAAN SBIC PARTNERS, L.P.


                                  By:  /s/ Deepak Kamra
                                     ------------------------------


                                  CANAAN CAPITAL LIMITED PARTNERSHIP

                                  By:  Canaan Capital Management L.P.,
                                       General Partner

                                  By:  Canaan Capital Partners L.P.,
                                       General Partner

                                  By:  /s/ Deepak Kamra
                                     ------------------------------
                                     General Partner


                                  CANAAN CAPITAL OFFSHORE LIMITED
                                  PARTNERSHIP C.V.

                                  By:  Canaan Capital Management L.P.,
                                       General Partner

                                  By:  Canaan Capital Partners L.P.
                                       General Partner

                                  By:  /s/ Deepak Kamra
                                     ------------------------------
                                     General Partner


                                  CANAAN EQUITY, L.P.

                                  By:  Canaan Equity Partners,  L.L.C.

                                  By:  /s/ Deepak Kamra
                                     ------------------------------
                                     General Partner

                                  WPG ENTERPRISE FUND III, L.P.

                                       By:  WPG Venture Partners IV, L.L.C.,
                                            General Partner


                                  By:
                                     -------------------------------
                                     Title:  Managing Member


                                  WEISS, PECK & GREER VENTURE
                                   ASSOCIATES IV, L.P.

                                  By:  WPG Venture Partners IV, L.L.C.,
                                       General Partner

                                  By:
                                     -------------------------------
                                     Title:  Managing Member


                                  WEISS, PECK & GREER VENTURE
                                   ASSOCIATES IV CAYMAN, L.P.

                                  By:  WPG Venture Advisers, Ltd.,
                                       Administrative General Partner

                                  By:  /s/ Peter Nieh
                                     -------------------------------
                                     Title:  Director

                                  WPG ENTERPRISE FUND III, L.P.

                                       By:  WPG Venture Partners IV, L.L.C.,
                                            General Partner

                                  By:
                                     -------------------------------
                                     Title:  Managing Member


                                  WEISS, PECK & GREER VENTURE
                                   ASSOCIATES IV, L.P.

                                       By:  WPG Venture Partners IV, L.L.C.,
                                            General Partner

                                  By:
                                     -------------------------------
                                     Title:  Managing Member


                                  WEISS, PECK & GREER VENTURE
                                   ASSOCIATES IV CAYMAN, L.P.

                                       By:  WPG Venture Advisers, Ltd.,
                                            Administrative General Partner



                                  By:
                                     -------------------------------
                                     Title:  Director

MANAGEMENT STOCKHOLDERS:

                                       ----------------------------------------
                                       Dwight Merriman

                                        /s/ Kevin O'Connor
                                       ----------------------------------------
                                       Kevin O'Connor

                                       ----------------------------------------
                                       Albert O'Connor

                                       ----------------------------------------
                                       Joan O'Connor

                                         /s/ Nancy O'Connor
                                       ----------------------------------------
                                       Nancy O'Connor

                                       ----------------------------------------
                                       Scott Leonard

                                       ----------------------------------------
                                       David Nadel


                                       For the Group B Stockholders Party to
                                       the Voting Trust Agreement:

                                       By:
                                            -----------------------------------
                                            Leo Arthur Kelmenson,
                                            as Voting Trustee


                                       By:
                                            -----------------------------------
                                            Charles D. Peebler, Jr.
                                            as Voting Trustee


                                       By:
                                            -----------------------------------
                                            Valentine J. Zammit,
                                            as Voting Trustee

MANAGEMENT STOCKHOLDERS:


                                       ----------------------------------------
                                       Kevin O'Connor

                                       ----------------------------------------
                                       Albert O'Connor

                                       ----------------------------------------
                                       Joan O'Connor

                                       ----------------------------------------
                                       Nancy O'Connor

                                       ----------------------------------------
                                       Scott Leonard

                                       ----------------------------------------
                                       David Nadel


                                       For the Group B Stockholders Party to
                                       the Voting Trust Agreement:


                                       By:
                                            -----------------------------------
                                            Leo Arthur Kelmenson,
                                            as Voting Trustee


                                       By:
                                            -----------------------------------
                                            Charles D. Peebler, Jr.
                                            as Voting Trustee


                                       By:
                                            -----------------------------------
                                            Valentine J. Zammit,
                                            as Voting Trustee

MANAGEMENT STOCKHOLDERS:


                                       ----------------------------------------
                                       Dwight Merriman

                                       ----------------------------------------
                                       Kevin O'Connor

                                       ----------------------------------------
                                       Albert O'Connor

                                       ----------------------------------------
                                       Joan O'Connor

                                       ----------------------------------------
                                       Nancy O'Connor

                                       ----------------------------------------
                                       Scott Leonard

                                       ----------------------------------------
                                       David Nadel



                                       For the Group B Stockholders Party to
                                       the Voting Trust Agreement:


                                       By:
                                            -----------------------------------
                                            Leo Arthur Kelmenson,
                                            as Voting Trustee


                                       By:
                                            -----------------------------------
                                            Charles D. Peebler, Jr.
                                            as Voting Trustee


                                       By:
                                            -----------------------------------
                                            Valentine J. Zammit,
                                            as Voting Trustee

GROUP B STOCKHOLDERS:

                                       For the Group B Stockholders Party to
                                       the Voting Trust Agreement


                                       By:    /s/ Leo Arthur Kelmenson
                                            -----------------------------------
                                            Leo Arthur Kelmenson
                                            as Voting Trustee


                                       By:
                                            -----------------------------------
                                            Charles D. Peebler, Jr.
                                            as Voting Trustee

                                       By:   /s/ Valentine J. Zammit
                                            -----------------------------------
                                            Valentine J. Zammit
                                            as Voting Trustee

GROUP B STOCKHOLDERS:

                                       For the Group B Stockholders Party to
                                       the Voting Trust Agreement


                                       By:
                                            -----------------------------------
                                            Leo Arthur Kelmenson
                                            as Voting Trustee


                                       By:
                                            -----------------------------------
                                            Charles D. Peebler, Jr.
                                            Voting Trustee

                                       By:    /s/ Valentine J. Zammit
                                            -----------------------------------
                                            Valentine J. Zammit
                                            as Voting Trustee

GROUP B STOCKHOLDERS:

                                       For the Group B Stockholders Party to
                                       the Voting Trust Agreement


                                       By:
                                            -----------------------------------
                                            Leo Arthur Kelmenson
                                            as Voting Trustee


                                       By:
                                            -----------------------------------
                                            Charles D. Peebler, Jr.
                                            as Voting Trustee

                                       By:
                                            -----------------------------------
                                            Valentine J. Zammit
                                            as Voting Trustee

                                                                       EXHIBIT A



              PROJECTIONS FOR SECTION 3.8 OF THE STOCKHOLDERS AGREEMENT
              ---------------------------------------------------------

                        Net Revenue      Operating Profits
    1997                 $8,000,000         ($5,200,000)
    1998                $15,400,000          $1,500,000

                                                                       EXHIBIT B



                    PROJECTIONS FOR SECTION 2.6.8 OF THE COMPANY'S
               RESTATED CERTIFICATE OF INCORPORATION DATED JUNE _. 1997
               --------------------------------------------------------

                        Net Revenue      Operating Profits

    1997                $14,300,000         ($2,900,000)
    1998                $27,700,000          $2,700,000